UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2023

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fifth Avenue New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 913-9058
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.
On August 7, 2023, Compass, Inc. (the “Company”) entered into a definitive asset purchase agreement to acquire certain non-brokerage assets from a Canadian real estate proptech company (the “Assets Purchase Transaction”). Consideration for the Asset Purchase Transaction will be payable in shares of the Company’s Class A common stock to be issued at closing on or about August 24, 2023. The number of shares to be issued will be calculated by dividing $32.4 million by a price per share equal to the greater of (i) volume-weighted average price (“VWAP”) of the Company’s Class A common stock over 4 consecutive trading days up to and including August 11, 2023 and (ii) VWAP of the Company’s Class A common stock over 10 consecutive trading days up to and including August 21, 2023.

Additionally, on August 7, 2023, the Company entered into a definitive agreement to issue 148,042 shares of the Company's Class A common stock on or about August 21, 2023 to certain former owners of a previously acquired business in lieu of certain cash holdback payments related to the prior acquisition in the aggregate amount of approximately $0.6 million.

The shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act as sales by the Company not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act was based upon the following factors: (a) the issuances of the shares were isolated private transactions by the Company that did not involve a public offering, (b) there was a limited number of recipients and (c) representations from the recipients to support such exemption, including with respect to their status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS, INC.

Date: August 11, 2023	By:	/s/ Brad Serwin
Brad Serwin
General Counsel and Corporate Secretary